SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS.

On April 28, 2004, the Board of Directors, suspended the Company’s dividend reinvestment plan as of the current quarter.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	First Quarter 2004 Earnings Release and Supplemental Operating and Financial Data dated April 29, 2004.

ITEM 9.	REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release and supplemental operating and financial data of American Land Lease, Inc., dated April 29, 2004, attached hereto as Exhibit 99.1 is furnished herewith pursuant to Items 9 and 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. This press release and supplemental operating and financial data shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

American Land Lease held its first quarter 2004 earnings conference call on May 3, 2004 at 4:00 p.m. eastern time. It may be accessed by replay by dialing 800-642-1687 and requesting information from conference ID 7205266. The replay will be available for playback from 5:30 p.m. eastern time May 3, 2004 until midnight on May 10, 2004. Please note that the full text of the release and supplemental schedules are available through American Land Lease’s website at www.americanlandlease.com. The information contained on American Land Lease’s website is not incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC. (Registrant)

By	/s/ SHANNON E. SMITH

Shannon E. Smith Chief Financial Officer

Date: April 29, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	First Quarter 2004 Earnings Press Release and Supplemental Financial Data American Land Lease dated April 29, 2004.